UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

FLAGSTICK VENTURES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-82580	59-3733133
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2394 41st Street S.W.

Naples, Florida 34116

(941) 352-7883

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant.

On April 27, 2004, Richard M. Prinzi, Jr. CPA (“RMP”), the principal independent accountant of Flagstick Ventures, Inc. (the “Company”) resigned. RMP cited, in his letter of resignation, as his reason for resigning the fact that he is “no longer providing audit services to any SEC regulated clients.” The report of RMP on the Company’s financial statements for the nine month period ended December 31, 2003 and the prior two years did not contain any adverse opinions or disclaimers of opinion. Nor were any reports modified as to uncertainty, audit scope, or accounting principles.

There was no decision to change accountants that was recommended or approved by the Company’s Board of Directors or any committee thereof.

The Company did not have any disagreements with RMP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has provided RMP with a copy of this Form 8K. A letter from RMP to the Securities and Exchange Commission has been included as an Exhibit 16 hereto.

On May 26, 2004, the Company engaged Tedder, James, Worden & Associates, P.A. as the principal accountant to audit the Company’s financial statements for the year ended March 31, 2004.

Item 7. Financial Statements and Exhibits.

Exhibit 16	Letter to SEC from Auditor

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

FLAGSTICK VENTURES, INC.

Dated: May 26, 2004	By:	/s/ Jeff A. Jones
Jeff A. Jones
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letter to SEC from Auditor